===============================================================================
                                               --------------------------------
                                               \        OMB APPROVAL          \
                                               \------------------------------\
                                               \  OMB Number:      3235-0059  \
                                               \  Expires:  January 31, 2002  \
                                               \  Estimated average burden    \
                                               \  hours per response....13.12 \
                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          United Parcel Service, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

Date:   April 12, 2000
To:     U.S. and International Region and District Human Resources Managers
From:   Corporate Communications
Subj:   Proxy Voting

The Annual Meeting of Shareowners of United Parcel Service, Inc. will be held on Friday, May 12, 2000. Proxy statements were mailed to shareowners' homes beginning March 27, 2000.

Shareowners should review the proxy statement, indicate their response, sign the proxy card and return it to First Union National Bank using the business reply envelope provided. First Union must receive proxies before the Annual Meeting.

In the past, First Union was able to vote any shares for which a proxy was not received. This is no longer the case. Consequently, it is important that shareowners complete each proxy card they receive and return them to First Union as soon as possible.

Please communicate the following key points to UPSers in your area:

- Annual Meeting of Shareowners will be held on May 12, 2000
- Proxy statements have been mailed to shareowners
- Proxy cards should be completed and returned to First Union as soon as possible
- First Union cannot vote shares for which proxies are not received

If you have any questions about this material, please contact Mike Sanders in Corporate Investor Relations at ATLAS 490-7211.

pc:  Management Committee
     Corporate Department Managers
     U.S. and International Region and District Communication

                                      UPS
                                      ---
                            Registered Holder Script
                            ------------------------


Hello, my name is (Full Name).  May I please speak to (Mr. Mrs. Ms. Dr./ Full
Name)? I am calling on behalf of United Parcel Service of which he/she is a shareowner.

1.  This is a courtesy call to see if you have you received your proxy
materials.  Did you receive UPS' proxy statement and annual report?    Y,  N
                                                                      --- ---

     Yes:  Go to question number 2.
     ----

     No:   Let me verify your address in order to mail a set of materials to
     ---
you. Let me also remind you that First Union does not have the authority to vote your shares. In order for your vote to be counted, you MUST complete and return the proxy card. If you have more than one account, be sure to complete and return each proxy card you receive. Thank you and have a nice day.


2.  Have you returned your proxy card?    Y,  N
                                         --- ---

     Yes:  Thank you and have a nice day.  END CALL
     ----

     No:   Please complete and return the proxy card as soon as possible.  Your
     ----
vote as a shareowner is very important to us. Your Board of Directors recommends a vote in favor of all the proposals and appreciates your support. Let me also remind you that First Union does not have the authority to vote your shares. In order for your vote to be counted, you MUST complete and return the proxy card. If you have more than one account, be sure to complete and return each proxy card you receive. Thank you and have a nice day. END CALL.


Answering Machine:
------------------

Hello, my name is (Full Name). I am calling on behalf of United Parcel Service. This is a courtesy call to remind you to vote and return your proxy card in connection with the upcoming annual meeting of shareowners. Your Board of Directors recommends a vote in favor of the proposals and appreciates your support. Let me also remind you that First Union does not have the authority to vote your shares. In order for your vote to be counted, you MUST complete and return the proxy card. If you have more than one account, be sure to complete and return each proxy card you receive. Thank you and have a nice day. END CALL